SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **DRAYTON HARBOR RESOURCES INC.**, did on June 8, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 9, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Entity # E0430362006-2
Document Number: 20060367719-81

Date Filed:
6/8/2006 11:40:01 AM
In the office of
Dean Heller
Dean Heller
Secretary of State

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: DRAYTON HARBOR RESOURCES INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

CSC SERVICES OF NEVADA, INC.
Name

502 EAST JOHN STREET — Carson City — Nevada 89706
Street Address — City — Zip Code

Optional Mailing Address — City — State — Zip Code

3. Shares: (number of shares corporation authorized to issue)

Number of shares with par value: 150000000 — Par value: $ 0.001 — Number of shares without par value:

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)

1. JOHN DAVID BRINER
Name
510-999 WEST HASTINGS STREET — VANCOUVER — BC — V6C 2W2
Street Address — City — State — Zip Code

2.
Name
Street Address — City — State — Zip Code

3.
Name
Street Address — City — State — Zip Code

5. Purpose: (optional-see instructions)

The purpose of this Corporation shall be:

6. Names, Address and Signature of Incorporator. (attach additional page if there is more than 1 incorporator)

CSC SERVICES OF NEVADA, INC. — Norma Hill
Name — Signature

502 EAST JOHN STREET — CARSON CITY — NV — 89706
Address — City — State — Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

Norma Hill — 6/8/06
Authorized Signature of R. A. or On Behalf of R. A. Company — Date

This form must be accompanied by appropriate fees.